                                                                    EXHIBIT 99.2

                      FORM OF NOTICE OF GUARANTEED DELIVERY
                            WITH RESPECT TO TENDER OF
               ANY AND ALL OUTSTANDING 5.15% SENIOR NOTES DUE 2015
                                 IN EXCHANGE FOR
                           5.15% SENIOR NOTES DUE 2015

                                       OF

                           TOLL BROTHERS FINANCE CORP.

               PURSUANT TO THE PROSPECTUS DATED ___________, 2005

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, 2005, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                             THE EXCHANGE AGENT IS:

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
   BY MAIL OR               TO CONFIRM BY TELEPHONE
OVERNIGHT DELIVERY:        OR FOR INFORMATION CALL:              BY HAND:
    J.P. Morgan                 1-800-275-2048                 J.P. Morgan
 Trust Company, N.A.                                        Trust Company, N.A.
Issuer Administrative            BY FACSIMILE                1st Floor Window
     Services            (Eligible Institutions Only)        4 New York Plaza
  2001 Bryan Street             (214) 468-6494                 New York, NY
     9th Floor
Dallas, Texas 75201

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

         As set forth in the prospectus dated ___________, 2005 of Toll Brothers Finance Corp. (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange new 5.15% Senior Notes due 2015 ("Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding 5.15% Senior Notes due 2015 (the "Old Notes") if the Letter of Transmittal or any other documents required thereby cannot be delivered to the exchange agent, or Old Notes cannot be delivered or if the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution (as defined in the prospectus) by mail or hand delivery or transmitted, via facsimile, to the exchange agent as set forth above. Capitalized terms used but not defined herein shall have the meaning given to them in the prospectus.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the prospectus and the related Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the prospectus and in Instruction 2 of the Letter of Transmittal. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.

         The undersigned understands that tenders of Old Notes may be withdrawn if the exchange agent receives at one of its addresses specified on the cover of this Notice of Guaranteed Delivery, not later than 5:00 p.m., New York City time on the Expiration Date, a facsimile transmission or letter setting forth the name of the holder, the aggregate principal amount of Old Notes the holder delivered for exchange, the certificate number(s) (if any) of the Old Notes and a statement that such holder is withdrawing his election to have such Old Notes or any portion thereof exchanged, in accordance with the procedures set forth in the prospectus.

         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN AND COMPLETE
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Signature(s) of registered holder(s) or     Date: ______________________________________
Authorized Signatory: ____________________  Address ____________________________________
__________________________________________  __________________________
__________________________________________  Area Code and Telephone No._________________

Name(s) of registered holder(s):__________ If Old Notes will be delivered by
__________________________________________ book-entry transfer, check trust company
__________________________________________ below:

Principal Amount of Old Notes Tendered:    / / The Depository Trust Company
__________________________________________
__________________________________________
__________________________________________

Certificate No.s) of Old Notes (if          Depository Account No._________________
available)
______________________________________
______________________________________
______________________________________

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         DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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          This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Old Notes exactly as their name(s) appear on certificate(s) for the Old Notes or, if tendered by a participant in one of the book-entry transfer facilities, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If the signature above is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________
________________________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby
(i) represents that the above-named persons are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Old Notes complies with Rule 14e-4 and (iii) guarantees that the Old Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Notes into the exchange agent's account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the exchange agent at its address set forth above within three business days after the date of execution hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the exchange agent and must deliver the Letter of Transmittal and Old Notes to the exchange agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm: ________________________________________________

______________________________________________________________

Authorized Signature: ________________________________________


Title: _______________________________________________________

Address: _____________________________________________________

______________________________________________________________
                                   (Zip Code)

Area Code and Telephone Number: ______________________________

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